                                                                Exhibit 10.10(a)

                            LENDER JOINDER AGREEMENT

     THIS LENDER JOINDER AGREEMENT (this "Joinder"), dated as of May 22, 2003, is executed by BNP PARIBAS (the "Additional Lender") in favor of HUGHES SUPPLY, INC., a Florida corporation (the "Borrower"), and SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the "Administrative Agent") for the lenders (the "Lenders") from time to time party to the Revolving Credit Agreement, dated as of March 26, 2003, among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement).

                                    RECITALS

     A. Pursuant to Section 2.4(a) of the Credit Agreement, the Borrower has elected to increase the Aggregate Revolving Commitment Amount from $252,500,000 to an amount not to exceed $300,000,000, and the Lenders party to the Credit Agreement on the Closing Date have declined to increase their Revolving Commitments.

     B. The Additional Lender has agreed to provide a Revolving Commitment to the Borrower in the amount of $22,500,000 (the "Additional Lender Commitment Amount") in accordance with the terms of Section 2.4 of the Credit Agreement.

     NOW, THEREFORE, the Additional Lender agrees as follows:

     SECTION 1. Joinder. By its signature below, the Additional Lender hereby joins the Credit Agreement as a Lender, and establishes a Revolving Commitment to the Borrower in the amount of the Additional Lender Commitment Amount. The Additional Lender shall be a party to, and bound by, the Credit Agreement with the same force and effect as if the Additional Lender had become a Lender on the Closing Date.

     SECTION 2. Representations and Warranties. The Additional Lender represents and warrants to the Administrative Agent and the Borrower that this Joinder has been duly authorized, executed and delivered by it and that the Credit Agreement, as modified by this Joinder, constitutes the legal, valid and binding obligation of the Additional Lender, enforceable against it in accordance with its terms.

     SECTION 3. Effectiveness; Automatic Increase. This Joinder shall become effective when it shall have been accepted by the Borrower and the Administrative Agent, at which time this Joinder shall be deemed to be a part of and shall be subject to all the terms and conditions of the Credit Agreement. Upon the acceptance of this Joinder by the Administrative Agent, the Aggregate Revolving Commitment Amount shall automatically be increased by an amount equal to the Additional Lender Commitment Amount and Annex I of the Credit Agreement shall automatically be deemed amended to reflect the Revolving Commitment of the Additional Lender committed hereunder.

     SECTION 4. Lack of Reliance on the Administrative Agent. The Additional Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Joinder and become a Lender under the Credit Agreement. The Additional Lender acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own decisions in taking or not taking any action under or based on this Joinder, any related agreement or any document furnished hereunder or thereunder.

     SECTION 5. Foreign Lenders. To the extent that the Additional Lender is a Foreign Lender, it certifies that it has delivered all applicable forms and performed all other actions required under Section 2.21(e) of the Credit Agreement.

     SECTION 6. Governing Law. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

     SECTION 7. Execution in Counterparts. This Joinder may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 8. Notices to Additional Lender. All communications and notices to the Additional Lender shall be given to it at the address set forth under its signature below.

                              [Signatures Follow]

     IN WITNESS WHEREOF, the Additional Lender has duly executed this Joinder as of the day and year first above written.

                                      ADDITIONAL LENDER:

                                      BNP PARIBAS


                                      By /s/ Craig Pierce
                                         ---------------------------------------
                                         Name: Craig Pierce
                                         Title: Associate


                                      By /s/ Angela Arnold
                                         ---------------------------------------
                                         Name: Angela Arnold
                                         Title: Vice President

                                      Address for Notices:
                                      BNP Paribas
                                      919 3rd Avenue
                                      New York, NY 10022
                                      Attn: Peter Medina, Sr. Loan Administrator
                                      Telecopy: 212-841-2683
                                      Email:
                                      peter.medinas@americas.bnpparibas.com

Acknowledged and Agreed to:

HUGHES SUPPLY, INC.
as Borrower


By
   ---------------------------------
   Name:
   Title:


SUNTRUST BANK,
as Administrative Agent


By:
    --------------------------------
    Name:
    Title:

     IN WITNESS WHEREOF, the Additional Lender has duly executed this Joinder as of the day and year first above written.

                                      ADDITIONAL LENDER:

                                      BNP PARIBAS


                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Address for Notices:
                                      BNP Paribas
                                      919 3rd Avenue
                                      New York, NY 10022
                                      Attn: Peter Medina, Sr. Loan Administrator
                                      Telecopy: 212-841-2683
                                      Email:
                                      peter.medinas@americas.bnpparibas.com

Acknowledged and Agreed to:

HUGHES SUPPLY, INC.
as Borrower


By /s/ Jeffrey S. Leonard
   ---------------------------------
Name: Jeffrey S. Leonard
Title:


SUNTRUST BANK,
as Administrative Agent


By:
    --------------------------------
    Name:
    Title:

     IN WITNESS WHEREOF, the Additional Lender has duly executed this Joinder as of the day and year first above written.

                                      ADDITIONAL LENDER:

                                      BNP PARIBAS


                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Address for Notices:
                                      BNP Paribas
                                      9193 rd Avenue
                                      New York, NY 10022
                                      Attn: Peter Medina, Sr. Loan Administrator
                                      Telecopy: 212-841-2683
                                      Email:
                                      peter.medinas@americas.bnpparibas.com

Acknowledged and Agreed to:

HUGHES SUPPLY, INC.
as Borrower


By
   ---------------------------------
   Name:
   Title:


SUNTRUST BANK,
as Administrative Agent


By: William C. Barr III
    --------------------------------
    William C. Barr, III
    Director

                             REVOLVING CREDIT NOTE

$22,500,000                                                          May 22,2003

     FOR VALUE RECEIVED, the undersigned, HUGHES SUPPLY, INC. a Florida corporation (the "Borrower"), hereby promises to pay to BNP PARIBAS (the "Lender") or its registered assigns, at the office of SunTrust Bank ("SunTrust") at 303 Peachtree St., N.E., Atlanta, Georgia 30308, on the Revolving Commitment Termination Date (as defined in the Revolving Credit Agreement dated as of March 26, 2003, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time party thereto and SunTrust as the Administrative Agent for the Lenders), the lesser of the principal sum of TWENTY TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS and the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender actually incurred.

     Upon the occurrence of an Event of Default, the Borrower promises to pay interest, on demand, at a rate or rates provided in the Credit Agreement.

     All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

     This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                      HUGHES SUPPLY, INC., a Florida corporation


                                      By: /s/ Jeffrey S. Leonard
                                          --------------------------------------
                                          Name: Jeffrey S. Leonard
                                          Title:

                               LOANS AND PAYMENTS

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                                                  Unpaid
                                                 Principal       Name of Person
            Amount and        Payments of       Balance of           Making
Date       Type of Loan        Principal           Note             Notation
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

                              COMPETITIVE BID NOTE

$50,000,000                                                         May 22, 2003

     FOR VALUE RECEIVED, the undersigned, HUGHES SUPPLY, INC. a Florida corporation (the "Borrower"), hereby promises to pay to BNP PARIBAS (the "Lender") or its registered assigns, at the office of SunTrust Bank ("SunTrust") at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, or at such other place as the holder hereof may designate in writing to the Borrower, on the Revolving Commitment Termination Date (as defined in the Revolving Credit Agreement dated as of March 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time party thereto and SunTrust, as Administrative Agent for the Lenders), the lesser of the principal sum of FIFTY MILLION AND N0/100 DOLLARS ($50,000,000) and the aggregate unpaid principal amount of all Competitive Bid Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender actually incurred.

     Upon the occurrence of an Event of Default, the Borrower promises to pay interest, on demand, at the Default Rate (as defined in the Credit Agreement) on the terms and conditions set forth in the Credit Agreement.

     All borrowings evidenced by this Competitive Bid Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Competitive Bid Note and the Credit Agreement.

     This Competitive Bid Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS COMPETITIVE BID NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                      HUGHES SUPPLY, INC., a Florida corporation


                                      By: /s/ Jeffrey S. Leonard
                                          --------------------------------------
                                          Name: Jeffrey S. Leonard
                                          Title:

                               LOANS AND PAYMENTS

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                                                  Unpaid
                                                 Principal       Name of Person
            Amount and        Payments of       Balance of           Making
Date       Type of Loan        Principal           Note             Notation
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